                                                                   Exhibit 10.31
                                                                   -------------

                                AMENDMENT N0. 1
                                ---------------
                                      TO
                                      --
                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------
                       G-CSF EUROPEAN LICENSE AGREEMENT
                       --------------------------------

         THIS AMENDMENT N0. 1 ("Amendment No. 1") TO THAT CERTAIN KIRIN-AMGEN, INC./AMGEN G-CSF EUROPEAN LICENSE AGREEMENT ("License Agreement"), is made and entered into this 1st day of June, 1987, by and between AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S
                                - - - - - - - -

         A. Amgen and Corporation have previously executed that certain License Agreement regarding G-CSF.

         B. The parties desire to incorporate certain definitional changes into the License Agreement.

         NOW, THEREFORE, it is agreed as follows:

1. Article I at pages 2-3 of the License Agreement is hereby amended as follows:

                                 "ARTICLE   I

                                  DEFINITIONS
                                  -----------

         1.01  Incorporation by Reference. Unless otherwise defined
               --------------------------
         herein, capitalized terms shall have the meanings specified in that certain Company Shareholders' Agreement dated May 11, 1984, as amended ("Shareholders' Agreement"), and in that certain Research, Development, Technology Disclosure and License Agreement: PPO effective as of July 1, 1985 ("PPO Agreement").

         1.04  G-CSF Products. "G-CSF Products" shall mean any
               --------------
         product, method or system for human pharmaceutical use which contains G-CSF as its single primary element.

         1.05  G-CSF Technology. "G-CSF Technology" shall mean all G-
               ----------------
         CSF technical information whether tangible or intangible, including any and all data, pre-clinical and clinical results, techniques, discoveries, inventions, ideas, processes, know-how, patents, inventor's certificates, trade secrets and other proprietary information, and any physical, chemical or biological material (including cell lines) and any replication of any part of any such material.

         1.08  G-CSF. "G-CSF" shall mean a glycosylated or
               -----
         nonglycosylated molecule consisting of the linear array of amino acids attached as Exhibit "A" hereto or any variation thereof consisting of additions, deletions or substitutions of up to ten amino acids, and shall include the definition of PPO as set forth in the PPO Agreement."

2. Except to the extent as provided herein, the provisions of the License Agreement, as amended, are hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed as of the first day written above .


                                   AMGEN INC., a Delaware
                                   corporation


                                        By /s/ George B. Rathmann
                                           -------------------------------------
                                           George B. Rathmann, President


                                                                         "Amgen"


                                   KIRIN-AMGEN, INC., a
                                   California corporation



                                   By /s/ Y. Yamamoto
                                      ------------------------------------------
                                      Yashushi Yamamoto, Chairman

                                                                   "Corporation"

                                     G-CSF
                                 ------------

A              Amino acids [23-30]  Lys   Ile   Gln   Gly   Asp  Gly   Ala   Ala

               mRNA                 AAG AUC CAG GGC GAU GGC GCA GCG

               Probes [24-23 mers]  TTC TAC GTC CCT CTA CCT GGT CG

B -12  -10
ELU TRP HIS SER ALA LEU TRP THR VAL GLN GLU   ALA THR PRO LEU
CIG TGG CAC AGI GIA CIC TGG ACR GIG CAG GAA GCC ACC CCC   CIG

10
ALY PRO ALA SER SER LEU PRO GLN SER PHE LEU LEU LYS CYS LEU
GGC CCT GCC AGC TCC CTG CCC CAG AGC TTC CTG CTC AAG TGC TTA

20            30              phe
ALU GLN VAL ARG LYS ILE GLN GLY ASP GLY ALA ALA LEU GLN GLN
GAG CAA GTG AGG AAG ATC CAG GGC GAT GGC GCA GCG CTC CAG GAG

     gly
LYS LEU CYS ALA THR TYR LYS LEU CYS HIS PRO GLU GLU LEU VAL
AAG CTG TGT GCC ACC TAC AAG CTG TGT CAC CCC GAG GAG CTG GTG

50                         60
LEU LEU GLY HIS SER LEU GLY ILE PRO TRP ALA PRO LEU SER SER
CTG CTC GGA CAC TCT CTG GGC ATC CCC TGG GCT CCC CTG AGC AGC

         70
CYS PRO SER GLN ALA LEU GLN LEU ALA GLY CYS LEU SER GLN LEU
TGC CCC AGC CAG GCC CTG CAG CTG GCA GGC TGC TTG AGC CAA CTC

80                     90
HIS SER GLY LEU PHE LEU TYR GLN GLY LEU LEU GLN ALA LEU GLN
CAT AGC GGC CTT TTC CTC TAC CAG GGG CTC CTG CAG GCC CTG GAA

                  100
GLY ILE SER PRO GLU LEU GLY PRO THR LEU ASP THR LEU GLN LEU
GGG ATC TCC CCC GAG TTG GGT CCC ACC TTG GAC ACA CTG CAG CTG

110                                  120
ASP VAL ALA ASP PHE ALA THR   THR ILE TRP GLN GLN MET GLU GLU
GAC GTC GCC GAC TTT GCC ACC ACC ATC TGG CAG CAG ATG GAA GAA

               130
LEU GLY MET ALA PRO ALA LEU GLN PRO THR GLN GLY ALA MET PRO
CTG GGA ATG GCC CCT GCC CTG CAG CCC ACC CAG GGT GCC ATG CCG

  140                            150
ALA PHE ALA SER ALA PHE GLN ARG ARG ALA GLY GLY VAL LEU VAL
GCC TTC GCC TCT GCT TTC CAG CGC CGG GCA GGA GGG GTC CTG GTT

                       160
ALA SER HIS LEU GLN SER PHE LEU GLU VAL SER TYR ARG VAL LEU
GCC TCC CAT CTG CAG AGC TTC CTG GAG GTG TCG TAC CGC GTT CTA

  170                174
ARG HIS LEU ALA GLN PRO OP
CGC CAC CTT GCC CAG CCC TGA  GCCAAGCCCTCCCCATCCCATGTATTTATCT

CTATTTAATATTTATGTCTATTTAAGCCTCATATTTAAAGACAGGGAAGAGCAGAACGG

AGCCCCAGGCCTCTGTGTCCTTCCCTGCATTTCTGAGTTTCATTCTCCTGCCTGTAGCA

GTGAGAAAAAGCTCCTGTCCTCCCATCCCCTGGACTGGGAGGTAGATAGGTAAATACCA

AGTATTTATTACTATGACTGCTCCCCAGCCCTGGCTCTGCAATGGGCACTGGGATGAGC

CGCTGTGAGCCCCTGGTCCTGAGGGTCCCCACCTGGGACCCTTGAGAGTATCAGGTCTC

CCACGTGGGAGACAAGAAATCCCTGTTTAATATTTAAACAGCAGTGTTCCCCATCTGGG

TCCTTGCACCCCTCACTCTGGCCTCAGCCGACTGCACAGCGGCCCCTGCATCCCCTTGG

CTGTGAGGCCCCTGGACAAGCAGAGGTGGCCAGAGCTGGGAGGCATGGCCCTGGGGTCC

CACGAATTTGCTGGGGAATCTCGTTTTTCTTCTTAAGACTTTTGGGACATGGTTTGACT

CCCGAACATCACCGACGTGTCTCCTGTTTTTCTGGGTGGCCTCGGGACACCTGCCCTGC

CCCCACGAGGGTCAGGACTGTGACTCTTTTTAGGGCTAGGCAGGTGCCTGGACATTTGC

CTTGCTGGACGGGGACTGGGGATGTGGGAGGGAGCAGACAGGAGGAATCATGTCAGGCC

TGTGTGTGAAAGGAAGCTCCACTGTCACCCTCCACCTCTTCACCCCCCACTCACCAGTG

TCCCCTCCACTGTCACATTGTAACTGAACTTCAGGATAATAAAGTGTTTGCCTCCAA


                                  EXHIBIT "A"